                                                                     Exhibit 4.1

                                   [MEDSCAPE]


       STOCK                                               SHARES

_____________________                                ___________________
    COMMON STOCK                                      CUSIP 585046 10 5
   PAR VALUE $.01
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


                                 MEDSCAPE, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES that





is the owner of


          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, OF
MEDSCAPE, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate property endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation as now or hereafter amended (a copy of which Certificate is on file with the Transfer Agent), to all of which the holder by acceptence hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: _____________________________
                                        MEDSCAPE, INC.
                                          CORPORATE
                                            SEAL
                                            1998
      /s/ MARK E. BOULDING                DELAWARE
____________________________________
                           Secretary               /s/ PAUL T. SHEILS
                                           ____________________________________
                                           President and Chief Executive Officer


             Countersigned and Registered:
                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                              (New York, New York)                Transfer Agent
                                                                  and Registrar
By
                                                              Authorized Officer


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MEDSCAPE, INC.

     The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT -     Custodian
TEN ENT - as tenants by the entireties                       ___________________
JT TEN  - as joint tenants with right                        (Cust.)     (Minor)
          of survivorship and not as                         under Uniform Gifts
          tenants in common                                  to Minors
                                                             Act
                                                                ______________
                                                                   (State)


    Additional abbreviations may also be used though not in the above list.


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.



     For value received _______________________ hereby sell, assign and transfer unto  __________________________________ PLEASE INSERT SOCIAL
               |                                | SECURITY OR OTHER
               |                                | IDENTIFYING NUMBER
               |________________________________| OF ASSIGNEE


________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

___________________________________________________________________ Shares of
the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ______________________

                                          ______________________________________

Signature(s) Guaranteed:

___________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR, INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM). PURSUANT TO S.E.C. RULE 17AQ-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.